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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        November 20, 2003
                                                --------------------------------


Commission File Number:                         1-5273-1
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                                Sterling Bancorp
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             (Exact name of Registrant as specified in its charter)


           New York                                          13-2565216
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(State of other jurisdiction                                 (IRS Employer
 of incorporation)                                           Identification No.)


  650 Fifth Avenue, New York, New York                       10019-6108
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(Address of principal executive offices)                     (Zip Code)


                                 (212) 757-3300
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              (Registrant's telephone number, including area code)


                                       N/A
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              (Former name, former address and former fiscal year,
                          if changed since last report)
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ITEM 5
OTHER EVENTS

On November 20, 2003 the Company issued a press release announcing the declaration of a quarterly cash dividend of $0.19 per common share payable on December 31, 2003 to shareholders of record on December 13, 2003. The press release is included herein as Exhibit 99.1.

ITEM 7
FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)     Financial Statements of the Business Acquired
        Not Applicable

(b)     Pro Forma Financial Information
        Not Applicable

(c)     Exhibits
        99.1     Press Release dated November 20, 2003
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:    November 21, 2003



BY:      /s/ JOHN W. TIETJEN
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         JOHN W. TIETJEN
         Executive Vice President, Treasurer
         and Chief Financial Officer
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                                  EXHIBIT INDEX

         Exhibit
         Number
         -------

          99.1         Press Release dated November 20, 2003